Loans and Advances to Customers	6 Months Ended
Jun. 30, 2021
Net Loans And Advances To Customers [Abstract]
Loans and Advances to Customers
10. LOANS AND ADVANCES TO CUSTOMERS

	30 June 2021	31 December 2020
	£m	£m
Loans and advances to customers	212,449	213,535
Credit impairment loss allowances on loans and advances to customers	(1,141)	(1,303)
RV and voluntary termination provisions on finance leases	(49)	(54)
Net loans and advances to customers	211,259	212,178
For movements in expected credit losses, see the 'Movement in total exposures and the corresponding ECL' table in the Santander UK group level - Credit risk review section of the Risk review.
The balance at 30 June 2021 excludes loans and advances to customers classified as assets held for sale. For more, see Note 33.